                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 10.19

SOLICITATION, OFFER AND AWARD               1. Caption                                            Page of Pages
                                                Natural Gas and Electricity               1             |             33

2. Contract Number  3. Solicitation Number  4. Type of Solicitation          5. Date Issued  6. Type of Market
                                            [ ] Sealed Bid (IFB)                             [X] Open
                                            [X] Sealed Proposals (RFP)                       [ ] Set Aside
                                            [ ] Sole Source                                  [ ] Open with Sub-Contracting Set Aside
                                            [ ] Human Care Agreements
POAM-2006-D-0005-B  POAM-2006-R-0005        [ ] Emergency                       6/26/2006

7. Issued By:                               8. Address Offer To:
Office of Contracting and Procurement       Office of Contracting and Procurement
Group VII                                   Group VII
441 4th Street, NW, Suite 700 South         441 4th Street, NW, Suite 703 South, Bid Counter
Washington, DC 20001                        Washington, DC 20001

NOTE: In sealed bid solicitations "offer" and "offeror" means "bid" and "bidder".

                                                            SOLICITATION

9.   Sealed offers in original and 6 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if hand carried to the bid counter located at 441 4th Street, NW, Suite 703S, Bid Counter, Washington,
     DC until 2:00 p.m. local time, 26-Jul-06.

CAUTION - Late Submissions, Modifications, and Withdrawals: See 27 DCMR Chapters 15 & 16 as applicable. All offers are subject to all terms and conditions contained in this solicitation.

                             A. Name                     B. Telephone          C. Email Address
10. For Information Contact                      ----------------------------
                                                 (Area Code)  (Number)  (Ext)
                                                 -----------  --------  -----
                             Delorise P. Ragins      202      727-6605         delorise.ragins@dc.gov

                                                        11. Table of Contents

(x) Section             Description              Page No.  (X) Section                           Description                Page No.
--- ------- ------------------------------------ --------  --- ------- ---------------------------------------------------- --------
                  PART I - THE SCHEDULE                                            PART II - CONTRACT CLAUSES
[X]    A    Solicitation/Contract Form               1     [X]    I    Contract Clauses                                        17
[X]    B    Supplies or Services and Price/Cost      2            PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
[X]    C    Specifications/Work Statement            6     [X]    J    List of Attachments                                     21
[X]    D    Packaging and Marking                   12                     PART IV - REPRESENTATIONS AND INSTRUCTIONS
[X]    E    Inspection and Acceptance               13            K    Representations, certifications and other               22
[X]    F    Deliveries or Performance               14     [X]         statements of offerors
[X]    G    Contract Administration Data            15     [X]    L    Instructions, conditions & notices to offerors          26
[X]    H    Special Contract Requirements           16     [X]    M    Evaluation Factors for Award                            32

                                                                OFFER

12.  In compliance with the above, the undersigned agrees, if this offer is accepted within 120 calendar days from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified herein.

13.  Discount for Prompt Payment                 10 Calendar Days %   20 Calendar Days %   30 Calendar Days %   _____ Calendar Days
                                                         N/A                  N/A                  N/A                  N/A

                                                  Amendment Number           Date           Amendment Number            Date
                                                 ------------------   ------------------   ------------------   -------------------
14.  Acknowledgement of Amendments (The offeror           1                 7/10/06
     acknowledges receipt of amendments to the   __________________   __________________   __________________   ___________________
     SOLICITATION):                              __________________   __________________   __________________   ___________________

15A.                                             16.  Name and Title of Person Authorized to Sign Offer/Contract
      Name and   World Energy Solutions, Inc.
     Address of  446 Main Street                 Jonathan Harvey
       Offeror   Worcester, MA 01608             VP Business Development

       15B. Telephone          [ ] 15C. Check if remittance address is different from  17. Signature           18. Offer Date
-----------------------------      above - Refer to Section G
(Area Code)   (Number)  (Ext)
-----------   --------  -----                                                         /s/ Jonathan M. Harvey       7/13/06
    703       795-8927                                                                ----------------------



                                                AWARD (TO BE COMPLETED BY GOVERNMENT)

19. Accepted as to Items Numbered                20. Amount  21. Accounting and Appropriation
___________________________________________________________      ___________________________________________________________________
___________________________________________________________

22. Name of Contracting Officer (Type or Print)  23. Signature of Contracting Officer (District of Columbia)  24. Award Date


John Soderberg                                   /s/ John Soderberg                                           8/18/06
                                                 -------------------------------------

                Government of the District of Columbia           Office of Contracting & Procurement

                              Sol. First Page Offer Award Form - DCOCP-209-V2206

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION B: SUPPLIES OR SERVICES AND PRICE

B.1 The Government of the District of Columbia, Office of Contracting and Procurement as well as DC Energy on behalf of the Executive Branch and DCMAP II Task Force (hereafter referred to as the District) and the Office of Property Management (OPM) to secure the best value for energy supply and the transportation/transmission of such energy supply to District facilities, large and small commercial as well as residential accounts. The District is seeking a contractor to provide but not limited to the following services: performance of real-time, online reverse energy auctions, energy acquisition services and energy consultant services.

B.2 The District contemplates award of a single contract based on reimbursement by willing suppliers at a rate per dth or per kWh over the life of the contract for all accounts awarded as a result of services provided. Fees paid will be based on the amount of actual or historical dth/kWh used. All fees for this contract will be paid by the energy supplier.

B.3  REQUIRED PRICING

     Prospective Contractor must submit indicative fees for all of the scenarios in the tables below for both electricity and natural gas. These fees shall encompass all of the costs of providing all services as described in Section C.3 including but not limited to: tariff and rate analysis at the account level, price- to-beat analysis at the RFP level and pulling utility quality data directly from utilities for all accounts included. For pricing purposes the Contractor should assume this fee will be in place for the Contractor's full five (5) year contract (one year base period and four one year options).

CLIN

0001                               BASE YEAR
ELECTRICITY

   0-250        251-500       501-750         751-
MILLION KWH   MILLION KWH   MILLION KWH   MILLION KWH
-----------   -----------   -----------   -----------
   .0013         .0013         .0013         .0013

CLIN

0002

NATURAL GAS

   0-1.0        1.0-2.0       2.0-3.0         3.0-
MILLION DTH   MILLION DTH   MILLION DTH   MILLION DTH
-----------   -----------   -----------   -----------
    .05           .05           .05           .05

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

CLIN

0001                             OPTION YEAR ONE
ELECTRICITY

   0-250        251-500       501-750         751-
MILLION KWH   MILLION KWH   MILLION KWH   MILLION KWH
-----------   -----------   -----------   -----------
   .0013         .0013         .0013         .0013

CLIN

0002
NATURAL GAS

   0-1.0        1.0-2.0       2.0-3.0         3.0-
MILLION DTH   MILLION DTH   MILLION DTH   MILLION DTH
-----------   -----------   -----------   -----------
    .05           .05           .05           .05

CLIN

0001                             OPTION YEAR TWO
ELECTRICITY

   0-250        251-500       501-750         751-
MILLION KWH   MILLION KWH   MILLION KWH   MILLION KWH
-----------   -----------   -----------   -----------
   .0013         .0013         .0013         .0013

CLIN

0002
NATURAL GAS

   0-1.0        1.0-2.0       2.0-3.0         3.0-
MILLION DTH   MILLION DTH   MILLION DTH   MILLION DTH
-----------   -----------   -----------   -----------
    .05           .05           .05           .05

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

CLIN

0001                            OPTION YEAR THREE
ELECTRICITY

   0-250        251-500       501-750         751-
MILLION KWH   MILLION KWH   MILLION KWH   MILLION KWH
-----------   -----------   -----------   -----------
   .0013         .0013         .0013         .0013

CLIN

0002
NATURAL GAS

   0-1.0        1.0-2.0       2.0-3.0         3.0-
MILLION DTH   MILLION DTH   MILLION DTH   MILLION DTH
-----------   -----------   -----------   -----------
    .05           .05           .05           .05

CLIN

0001                            OPTION YEAR FOUR
ELECTRICITY

   0-250        251-500       501-750         751-
MILLION KWH   MILLION KWH   MILLION KWH   MILLION KWH
-----------   -----------   -----------   -----------
   .0013         .0013         .0013         .0013

CLIN

0002
NATURAL GAS

   0-1.0        1.0-2.0       2.0-3.0         3.0-
MILLION DTH   MILLION DTH   MILLION DTH   MILLION DTH
-----------   -----------   -----------   -----------
    .05           .05           .05           .05

B.4 All work will be performed on a no upfront cost basis. The Contractor will be reimbursed by winning suppliers at a rate per dth or per kWh over the life of the contract for all accounts awarded as a result of services provided. Fees paid will be based on the amount of actual or historical dth/kWh used. The District will include payment and reporting terms between energy suppliers and the Contractor on the District's supply RFP.

     Contractors are advised that the District is under no obligation to accept pricing received through each auction and may elect not to award supply contracts if they are deemed not to be in the best interest of the District. The District has the sole authority to make this

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

     decision and may elect to accept all, some, or none of the prices submitted through the auction. If the District decides not to award supply contracts for any accounts, the Contractor will receive no compensation for services provided. Contractors will only be responsible for providing contract management services to accounts for which energy supply service is awarded.

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION C: DESCRIPTIONS/SPECIFICATIONS

C.1  SCOPE OF WORK

     Energy is an extremely complex commodity for Government entities to procure, especially considering today's volatile energy market and the recent financial problems of a number of once credit-worthy energy service providers. It is the desire of the District of Columbia Office of Contracting and Procurement as well as DC Energy on behalf of the Executive Branch and DC MAP II Task Force and OPM (hereafter referred to as the District) to secure the best value for energy supply and the transportation/transmission of such energy supply to District facilities, large and small commercial as well as residential accounts. The District is therefore issuing this Request for Proposal (RFP) for qualified Contractors to provide supply-side energy procurement and management services. When used in this document, the term "energy" shall mean both natural gas and electric power. The District is requesting proposals for the provision of performance-based supply-side energy management services, which include but are not limited to: performance of real-time, online reverse energy auctions, energy acquisition services and energy consultant services. The successful offorer (i.e. Contractor) will provide the full requirements for a term of one (1) base year and (4) option years from the date of award. The Contractor must possess a combination of energy consultant skills and the technology to perform real-time, online reverse energy auctions all on a no upfront cost basis (performance based). The District reserves the right to engage the awarded Contractor in energy procurements for other commodities under a similar fee structure in the future.

C.2  BACKGROUND

     This Scope of Work defines the minimum requirements for the Contractor to provide complete energy supply acquisition management services. The District reserves the right to negotiate additional tasks with the awarded Contractor. The Contractor will assist in the development and execution of subsequent energy procurement RFP's for all existing District facilities energy accounts and additional eligible facilities which will include larger and small commercial as well as residential customers which choose to participate. The pricing component of the RFP's will be conducted via an on-line, real-time reverse auction. The Contractor will be required to assist the District in analyzing rates and tariffs for accounts to develop a comprehensive energy procurement strategy, and will help implement a total supply-side management solution for all accounts contained in the final energy aggregation. The initial engagement will be conducting the supply procurement for natural gas. Other procurements may be conducted at the option of the District.

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

C.3  REQUIREMENTS

C.3.1 MINIMUM REQUIREMENTS

     FAILURE TO MEET ANY OF THE FOLLOWING MINIMUM REQUIREMENTS MAY CONSTITUTE A TECHNICALLY UNACCEPTABLE OFFER. EACH CONTRACTOR MUST PROVIDE EVIDENCE OF THE FOLLOWING:

     - The Contractor must be willing to accept all risk in the form of no upfront payment. There will be no upfront costs to the District and if, in the best interest of the District, a contract is not executed after the reverse auction, the District will be under no obligation to compensate the Contractors for services rendered. Provide a statement certifying acknowledgement of these requirements.

     - The Contractor must be "supplier neutral" with no ownership ties, partnerships, or other business relationships with any specific supplier that would reasonably be considered a conflict of interest.

     - The Contractor must have conducted an electricity and/or natural gas auction for at least one federal, state or local government client, large and small commercial groups, as well as residential which resulted in energy supply contract awards serving at least 500 accounts.

     - The Contractor must have an information technology platform which can execute real-time, online reverse energy auctions.

     - The energy auction platform used must provide an automatic audit trail of time stamped bids and bidder information for each company participating in the auction.

     - The auction platform must be protected from products that would prevent authorized bidders from submitting a price, provide for application of security measures and include a process of continuous monitoring.

     - The energy auction platform has successfully been used to solicit bids for pricing products other than firm fixed price and index price bids.

     - Specific examples which demonstrate the Contractors experience in providing supply-side energy consulting services to local, state or federal clients and information, regarding measurable success of the resulting auction.

     - Two specific examples which demonstrate the Contractor's ability to market and effectively increase the size of an energy aggregation for clients. One example should be representative of a local, state and/or federal entity.

     - A minimum of six (6) references, three (3) of which are different local, state or federal agencies which demonstrate the Contractor's ability to conduct real-time,

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

          online reverse energy auctions on behalf of clients with accounts in multiple utilities and or rate classes.

     - An example of the Contractor's price-to-beat analysis, calculated at the individual account level, for a past procurement that included at least 100 accounts.

     - The Contractor will analyze accounts and aggregate them into auction trenches in order to promote more competition and bidding.

C.3.2 PROCUREMENT / CONSULTANT SERVICES REQUIREMENT

     - Provide market expertise, information and recommendations throughout the process.

     - Conduct a survey of active and licensed energy suppliers as registered in the applicable utilities in order to determine market strategies which will result in the most competitive bids and maximize savings for the District.

     - Define data requirements, identify sources of data, and create a central data repository of all relevant account information. As needed, the District will assist the Contractor with this task by providing authorizations to collect account numbers and available historical data from the servicing utility and/or current competitive suppliers. The Contractor will be responsible for pulling utility quality data for all accounts included in the procurement directly from the utility and all costs associated with this task.

     - Meet with the District's staff to answer questions, explain the procurement process, and discuss market conditions.

     - Create a supply RFP that requires bidders to provide the lowest bid prices available in the market that conform to the District's specific RFP supply pricing types and service terms sought.

     - Advertise the procurement RFP and contact registered suppliers for the applicable utilities to inform them of the procurement. At the District's direction, the Contractor will register prospective bidders as users of the reverse auction platform and answer any questions regarding the use of the software system.

     - Establish a pre-qualification process for potential energy suppliers. The Contractor will work with the District to develop sound financial and technical qualifications that suppliers must meet in order to bid. These qualifications will include, but are not limited to: viability to meet the terms and conditions of the District contracts, proof of appropriate licenses and transport agreements, adherence to switching rules and enrollment processes, and ability to meet minimum load requirements for competitive supply.

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

     - Provide the technology and facilities to host bidder's conferences between potential suppliers, the District, and the Contractor. In addition, the Contractor will perform coordination of pre-bid teleconferencing and/or meetings as necessary to ensure registered bidders understand the procurement process. In addition to facilitating bidder's conference(s), the Contractor will provide questions and answers from the meeting. After the District's review, questions and answers will be posted for all potential bidders to access through the customized website described below.

     - Create a customized website for each of the District's reverse auction energy procurements which will serve as a centralized site for all parties to access their data and be notified of updates. In addition to posting questions and answers from bidder's conferences, the Contractor will also post rules for the use of the procurement platform, historical usage data/demand data in downloadable excel files, contract terms and conditions, and other important data as defined by the District. This customized web site will be accessible to both the District and qualified suppliers.

     - Assist the District, as requested, to determine the best contract structure for each bidding event within the procurement and provide recommendations for RFP language changes. The Contractor will provide information regarding the best time to hold the procurement based on the District's specified timeline for the procurements.

     - Review the final RFP to ensure that it meets both the District's and suppliers' requirements. Final RFP must be approved by the Contracting Officer.

     - Assist the District in procuring 10% of the electrical energy supply from renewal sources and in certifying any renewable energy credits resulting from energy supply contract awards as well as other projects.

     - Create pricing scenarios and forecasts from data provided by the District, other customers, servicing utilities, and market data which may serve as the baseline against which bid prices are compared. To ensure the most accurate calculations, the Contractor will be required to build a price-to-beat for every account included in the procurement vs. simply analyzing price-to-beat at the utility rate / tariff level.

     - Assist the District with reaching pricing decisions that adhere to cost savings goals regarding risk avoidance, savings maximization, renewable power goals and other objectives that the District deems appropriate.

C.3.3 ENERGY REVERSE AUCTION SERVICES REQUIREMENTS

     - Notify supplies of the specific auction schedule, conduct the auction and perform other necessary administrative duties associated with the auction. The auction

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

          will be conducted via a password protected on-line real-time reverse auction platform.

     - Monitor the auction and maintain an audit trail of all supplier communications, bid prices, bid times, and results which will be provided to the District in paper form post-auction. Additionally, the lowest bid price submitted will be clearly identified.

     - Assist the District, as requested, in making a determination of which bid is the "best bid" and whether accepting bid prices are in the District's best interests. The District reserves the right to request pricing bids for 12, 24, and 36 month durations.

     - The Contractor will not bind nor act or represent itself as performing in the capacity of the District at any time during the procurement process, unless specifically authorized to do so by the District.

     - Perform up to four additional procurements for the same account set if pricing received through the original auction is not reflective of competitive market pricing at that point in time or if the District determines that more advantageous pricing can be achieved at a later date.

     - All reverse auctions will be held in offices at 441 4th Street NW, Washington D.C. 2001.

C.3.4 CONTRACT MANAGEMENT SERVICES REQUIREMENTS

     - Work with awarded energy supplier to ensure account transition is completed in a timely and accurate manner, and assist in resolving any issues that arise after the contract is awarded.

     - Store contracts and accounts on a password-protected on-line database that the District and its clients can access over the web, and update each account on a monthly basis with actual usage as the account consumes energy over the life of the contract.

     - Provide periodic market updates and identify the potential for additional savings as requested by the District.

C.3.5 KEY PERSONNEL

     The Contractor and /or Sub-Contract key personnel will be identify and make during the duration of the program to ensure its smooth planning, implementation, and execution.

C.3.6 AVAILABILITY

     The Contractor will conduct teleconferencing and travel as necessary to execute required planning and performance of this Scope of Work.

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

C.3.7 SCHEDULE

     A detailed schedule will be agreed upon by the District and the Contractor prior to each auction. The District will actively work with the Contractor throughout the project from a time, personnel, and resource standpoint.

C.3.8 PROTECTION OF CONTRACT INFORMATION

     The Contractor will take the necessary and usual steps to maintain the confidentiality of information submitted by Suppliers prior to award of the supply contract.

C.3.9 WRITTEN NOTIFICATION

     Ten (10) business days prior to the day of the procurement, the District will confirm with the vendor that the accounts for which data is being provided to suppliers is the final set of accounts to be included in the procurement.

C.3.10 PAYMENT AND BILLING

     All work will be performed on a no upfront cost basis. The Contractor will be reimbursed by winning suppliers at a rate per dth or per kWh over the life of the contract for all accounts awarded as a result of services provided. Fees paid will be based on the amount of actual or historical dth/kWh used. The District will include payment and reporting terms between energy suppliers and the Contractor in the District's supply RFP.

     CONTRACTORS ARE ADVISED THAT THE DISTRICT IS UNDER NO OBLIGATION TO ACCEPT PRICING RECEIVED THROUGH EACH AUCTION AND MAY ELECT NOT TO AWARD SUPPLY CONTRACTS IF THEY ARE DEEMED NOT TO BE IN THE BEST INTEREST OF THE DISTRICT. THE DISTRICT HAS THE SOLE AUTHORITY TO MAKE THIS DECISION AND MAY ELECT TO ACCEPT ALL, SOME, OR NONE OF THE PRICES SUBMITTED THROUGH THE AUCTION. IF THE DISTRICT DECIDES NOT TO AWARD SUPPLY CONTRACTS FOR ANY ACCOUNTS, THE CONTRACTOR WILL RECEIVE NO COMPENSATION FOR SERVICES PROVIDED. CONTRACTORS WILL ONLY BE RESPONSIBLE FOR PROVIDING CONTRACT MANAGEMENT SERVICES TO ACCOUNTS FOR WHICH ENERGY SUPPLY SERVICE IS AWARDED.

C.4  CONTRACT ADMINISTRATION

     When awarded, this contract shall be executed by the District of Columbia Government. The Contracting Officer (CO) for the execution of this contract is:

          John Soderberg
          441 4th St. NW
          Suite 700 South
          Washington, DC 20001
          Phone: (202) 671-2155
          Fax: (202) 727-9385
          Email: john.soderberg@de.gov

C.5  PRICE PROPOSAL

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

C.5.1 GENERAL.

     The District is requesting pricing for a term of five (5) years.

     Notes and Instructions to Contractor Regarding Pricing

     The Contractor agrees to hold the indicative fees provided for a period of __________ up to one hundred and eighty 180 days from date its proposal is submitted.

C.6  SUBMISSION OF PROPOSALS

     In order to facilitate timely evaluation of Contractors proposals, the District will request and evaluate both technical qualifications proposals and price proposals.

     Proposed Contractors must submit three copies of their proposal, to include both Technical and Price proposal, which includes the following:

     a. Name, address, telephone number, federal tax identification number and DUNS number

     b.   Complete responses to Sections C3

     c. Proposals, technical and price, must be received no later than 3:30PM EST July 26, 2006 at the address listed below. Email and faxed proposals will be accepted but the original documents must be received by 3:30 PM EST July 26, 2006. Any documents that require signature should be faxed.

          Return to:

               Office of Contracting and Procurement
               Bid Room: Attn: John Soderberg
               441 4th Street, N.W.
               Suite 700 South
               Washington, D.C. 20001
               Fax: (202) 727-8843
               Email: john.soderberg@dc.gov

CAUTION: PROSPECTIVE CONTRACTORS ARE CAUTIONED THAT ANY AMENDMENTS MUST BE ACKNOWLEDGED WITH THEIR PROPOSAL

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION D: PACKAGING AND MARKING

The packaging and marking requirements for the resultant contract shall be governed by clause number (2), Shipping Instructions-Consignment, of the Government of the District of Columbia's Standard Contract Provisions for use with Supplies and Services Contracts, dated November, 2004.

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION E: INSPECTION AND ACCEPTANCE

The inspection and acceptance requirements for the resultant contract shall be governed by clause number clause number six (6), Inspection of Services of the Government of the District of Columbia's Standard Contract Provisions for Supplies and Services Contracts, dated November, 2004.

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION F: DELIVERIES OR PERFORMANCE

F.1  TERM OF CONTRACT

     The term of the contract shall be for a period of one (1) year from the effective date of award specified on page one of the Contract.

F.2  OPTION TO EXTEND THE TERM OF THE CONTRACT

F.2.1 The District may extend the term of this contract for a period of four (4) one year option periods, or successive fractions thereof, by written notice to the Contractor before the expiration of the contract, provided that the District will give the Contractor a preliminary written notice of its intent to extend at least thirty (30) days before the contract expires. The preliminary notice does not commit the District to an extension. The exercise of this option is subject to the availability of funds at the time of the exercise of this option. The Contractor may waive the thirty (30) day preliminary notice requirement by providing a written waiver to the Contracting Officer prior to expiration of the contract.

F.2.2 If the District exercises this option, the extended contract shall be considered to include this option provision.

F.2.3 The price for the option period shall be as specified in the contract.

F.2.4 The total duration of this contract, including the exercise of any options under this clause, shall not exceed five (5) year.

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NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION G: CONTRACT ADMINISTRATION DATA

G.1  PAYMENT

     All work will be performed on a no upfront cost basis. The Contractor will be reimbursed by winning suppliers at a rate per dth or per kWh over the life of the contract for all accounts awarded as a result of services provided. Fees paid will be based on the amount of actual or historical dth/kWh used. The District will include payment and reporting terms between energy suppliers and the Contractor in the District's supply RFP.

G.2  AUTHORIZED CHANGES BY THE CONTRACTING OFFICER

G.2.1 The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract.

G.2.2 The Contractor shall not comply with any order, directive or request that changes or modifies the requirements of this contract, unless issued in writing and signed by the Contracting Officer.

G.2.3 In the event the Contractor effects any change at the instruction or request of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any cost increase incurred as a result thereof.

G.3  CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR)

G.3.1 The COTR is responsible for general administration of the contract and advising the Contracting Officer as to the Contractor's compliance or noncompliance with the contract. In addition, the COTR is responsible for the day-to-day monitoring and supervision of the contract, of ensuring that the work conforms to the requirements of this contract and such other responsibilities and authorities as may be specified in the contract. The COTR for this contract is:

          Name:      Dr. Anthony Jiminez
          Title:     Utilities Mgt Specialist
          Agency:    Office of Property Management
          Address:   441 4th Street, N.W. Suite 1100
          Telephone: (202) 724-3999

G.3.2 The COTR shall not have authority to make any changes in the specifications or scope of work or terms and conditions of the contract.

G.3.3 The Contractor may be held fully responsible for any changes not authorized in advance, in writing, by the Contracting Officer; may be denied compensation or other relief for any additional work performed that is not so authorized; and may also be required, at no additional cost to the District, to take all corrective action necessitated by reason of the unauthorized changes.

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NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION H: SPECIAL CONTRACT REQUIREMENTS

H.1  PUBLICITY

     The Contractor shall at all times obtain the prior written approval from the Contracting Officer before it, any of its officers, agents, employees or subcontractors, either during or after expiration or termination of the contract, make any statement, or issue any material, for publication through any medium of communication, bearing on the work performed or data collected under this contract.

H.2  FREEDOM OF INFORMATION ACT

     The District of Columbia Freedom of Information Act, at D.C. Official Code
     Section 2-532(a-3), requires the District to make available for inspection and copying any record produced or collected pursuant to a District contract with a private contractor to perform a public function, to the same extent as if the record were maintained by the agency on whose behalf the contract is made. If the Contractor receives a request for such information, the Contractor shall immediately send the request to the COTR designated in subsection G.3 who will provide the request to the FOIA Officer for the agency with programmatic responsibility in accordance with the D.C. Freedom of Information Act. If the agency with programmatic responsibility receives a request for a record maintained by the Contractor pursuant to the contract, the COTR will forward a copy to the Contractor. In either event, the Contractor is required by law to provide all responsive records to the COTR within the timeframe designated by the COTR. The FOIA Officer for the agency with programmatic responsibility will determine the releasability of the records. The District will reimburse the Contractor for the costs of searching and copying the records in accordance with D.C. Official Code Section 2-532 and Chapter 4 of Title 1 of the D.C. Municipal Regulations.

H.3  PROTECTION OF PROPERTY:

     The Contractor shall be responsible for any damage to the building, interior, or their approaches in delivering equipment covered by this contract.

H.4  AMERICANS WITH DISABILITIES ACT OF 1990 (ADA)

     During the performance of the contract, the Contractor and any of its subcontractors shall comply with the ADA. The ADA makes it unlawful to discriminate in employment against a qualified individual with a disability. Sec. 42 U.S.C. Section 12101 et seq.

H.5  SECTION 504 OF THE REHABILITATION ACT OF 1973, AS AMENDED.

     During the performance of the contract, the Contractor and any of its subcontractors shall comply with Section 504 of the Rehabilitation Act of 1973, as amended. This Act prohibits discrimination against disabled people in federally funded program and activities. See 29 U.S.C. Section 794 et seq.

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NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION I: CONTRACT CLAUSES

I.1  APPLICABILITY OF STANDARD CONTRACT PROVISIONS

     The Standard Contract Provisions for use with District of Columbia Government Supplies and Services Contracts dated November 2004 ("SCP"), are incorporated as part of the contract resulting from this solicitation. To obtain a copy of the SCP go to www.ocp.dc.gov, click on OCP Policies under the heading "Information", then click on "Standard Contract Provisions - Supplies and Services Contracts".

I.2  CONTRACTS THAT CROSS FISCAL YEARS

     Continuation of this contract beyond the current fiscal year is contingent upon future fiscal appropriations.

I.3  CONFIDENTIALITY OF INFORMATION

     All information obtained by the Contractor relating to any employee or customer of the District will be kept in absolute confidence and shall not be used by the Contractor in connection with any other matters, nor shall any such information be disclosed to any other person, firm, or corporation, in accordance with the District and Federal laws governing the confidentiality of records.

I.4  TIME

     Time, if stated in a number of days, will include Saturdays, Sundays, and holidays, unless otherwise stated herein.

I.5  RIGHTS IN DATA

I.5.1 "Data," as used herein, means recorded information, regardless of form or the media on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.

I.5.2 The term "Technical Data", as used herein, means recorded information, regardless of form or characteristic, of a scientific or technical nature. It may, for example, document research, experimental, developmental or engineering work, or be usable or used to define a design or process or to procure, produce, support, maintain, or operate material. The data may be graphic or pictorial delineations in media such as drawings or photographs, text in specifications or related performance or design type documents or computer printouts. Examples of technical data include research and engineering data, engineering drawings and associated lists, specifications, standards, process sheets, manuals, technical reports, catalog item identifications, and related information, and computer software documentation. Technical data does not include computer software or financial, administrative, cost and pricing, and management data or other information incidental to contract administration.

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NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

I.5.3 The term "Computer Software", as used herein means computer programs and computer databases. "Computer Programs", as used herein means a series of instructions or statements in a form acceptable to a computer, designed to cause the computer to execute an operation or operations. "Computer Programs" include operating systems, assemblers, compilers, interpreters, data management systems, utility programs, sort merge programs, and automated data processing equipment maintenance diagnostic programs, as well as applications programs such as payroll, inventory control and engineering analysis programs. Computer programs may be either machine-dependent or machine-independent, and may be general purpose in nature or designed to satisfy the requirements of a particular user.

I.5.4 The term "computer databases", as used herein, means a collection of data in a form capable of being processed and operated on by a computer.

I.5.5 All data first produced in the performance of this Contract shall be the sole property of the District. The Contractor hereby acknowledges that all data, including, without limitation, computer program codes, produced by Contractor for the District under this Contract, are works made for hire and are the sole property of the District; but, to the extent any such data may not, by operation of law, be works made for hire, Contractor hereby transfers and assigns to the District the ownership of copyright in such works, whether published or unpublished. The Contractor agrees to give the District all assistance reasonable necessary to perfect such rights including, but not limited to, the works and supporting documentation and the execution of any instrument required to register copyrights. The Contractor agrees not to assert any rights in common law or in equity in such data. The Contractor shall not publish or reproduce such data in whole or in part or in any manner or form, or authorize others to do so, without written consent of the District until such time as the District may have released such data to the public.

I.5.6 The District will have restricted rights in data, including computer software and all accompanying documentation, manuals and instructional materials, listed or described in a license or agreement made a part of this contract, which the parties have agreed will be furnished with restricted rights, provided however, notwithstanding any contrary provision in any such license or agreement, such restricted rights shall include, as a minimum the right to:

I.5.7 Use the computer software and all accompanying documentation and manuals or instructional materials with the computer for which or with which it was acquired, including use at any District installation to which the computer may be transferred by the District;

I.5.8 Use the computer software and all accompanying documentation and manuals or instructional materials with a backup computer if the computer for which or with which it was acquired is inoperative;

I.5.9 Copy computer programs for safekeeping (archives) or backup purposes; and modify the computer software and all accompanying documentation and manuals or instructional

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NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

     materials, or combine it with other software, subject to the provision that the modified portions shall remains subject to these restrictions.

I.5.10 The restricted rights set forth in section I.5.6 are of no effect unless

     (i)  the data is marked by the Contractor with the following legend:

RESTRICTED RIGHTS LEGEND

     Use, duplication, or disclosure is subject to restrictions stated in Contract No. _________________________________________________________
     With __________________________________________ (Contractor's Name); and

     (ii) If the data is computer software, the related computer software documentation includes a prominent statement of the restrictions applicable to the computer software. The Contractor may not place any legend on the computer software indicating restrictions on the District's rights in such software unless the restrictions are set forth in a license or agreement made a part of the contract prior to the delivery date of the software. Failure of the Contractor to apply a restricted rights legend to such computer software shall relieve the District of liability with respect to such unmarked software.

I.5.11 In addition to the rights granted in Section I.5.6 above, the Contractor hereby grants to the District a nonexclusive, paid-up license throughout the world, of the same scope as restricted firths set forth in Section
     I.5.6 above, under any copyright owned by the Contractor, in any work of authorship prepared for or acquired by the District under this Contract. Unless written approval of the Contracting Officer is obtained, the Contractor shall not include in technical data or computer software prepared for or acquired by the District under this contract any works of authorship in which copyright is not owned by the Contractor without acquiring for the District any rights necessary to perfect a copyright license of the scope specified in the first sentence of this paragraph.

I.5.12 Whenever any data, including computer software, are to be obtained from a subcontractor under this contract, the Contractor shall use this clause, I.5, Rights in Data, in the subcontract, without alteration, and no other clause shall be used to enlarge or diminish the District's or the Contractor's right in that subcontractor data or computer software which is required for the District.

I.5.13 For all computer software furnished to the District with the rights specified in Section I.5.5, the Contractor shall furnish to the District, a copy of the source code with such rights of the scope specified in Section
     I.5.5. For all computer software furnished to the District with the restricted rights specified in Section I.5.6, the District, if the Contractor, either directly or through a successor or affiliate shall cease to provide the maintenance or warranty services provided the District under this contract or any paid-up maintenance agreement, or if Contractor should be declared bankrupt or insolvent by a court of competent jurisdiction, shall have the right to obtain, for its own and sole use only, a single copy of the then current version of the source code supplied under this contract,

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NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

     and a single copy of the documentation associated therewith, upon payment to the person in control of the source code the reasonable cost of making each copy.

I.5.14 The Contractor shall indemnify and save and hold harmless the District, its officers, agents and employees acting within the scope of their official duties against any liability, including costs and expenses, (i) for violation of proprietary rights, copyrights, or rights or privacy, arising out of the publication, translation, reproduction, delivery, performance, use or disposition of any data furnished under this contract, or (ii) based upon any data furnished under this contract, or based upon libelous or other unlawful matter contained in such data.

I.5.15 Nothing contained in this clause shall imply a license to the District under any patent, or be construed as affecting the scope of any license or other right otherwise granted to the District under any patent.

I.5.16 Paragraphs I.5.6, I.5.7, I.5.8, I.5.11 and I.5.12 above are not applicable to material furnished to the Contractor by the District and incorporated in the work furnished under contract, provided that such incorporated material is identified by the Contractor at the time of delivery of such work.

I.6  OTHER CONTRACTORS

     The Contractor shall not commit or permit any act that will interfere with the performance of work by another District contractor or by any District employee.

I.7  SUBCONTRACTS

     The Contractor hereunder shall not subcontract any of the Contractor's work or services to any subcontractor without the prior written consent of the Contracting Officer. Any work or service so subcontracted shall be performed pursuant to a subcontract agreement which the District will have the right to review and approve prior to its execution by the Contract. Any such subcontract shall specify that the Contractor and the subcontractor shall be subject to every provision of this contract. Notwithstanding any such subcontract approved by the District, the Contractor shall remain liable to the District for all Contractor's work and services required hereunder.

I.8  ORDER OF PRECEDENCE

     Any inconsistency in this solicitation shall be resolved by giving precedence in the following order: the Supplies or Services and Price/Cost Section (Section B), Specifications/Work Statement (Section C), the Special Contract Requirements (Section H), the Contract Clauses (Section I), and the SCP.

I.9  CONTRACTS IN EXCESS OF ONE MILLION DOLLARS

     Any contract in excess of $1,000,000 shall not be binding or give rise to any claim or demand against the District until approved by the Council of the District of Columbia and signed by the Contracting Officer.

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NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION J: ATTACHMENT

J.1  Tax Certification Affidavit

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION K: REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

K.1  AUTHORIZED NEGOTIATORS

     The offeror represents that the following persons are authorized to negotiate on its behalf with the District in connection with this request for proposals: (list names, titles, and telephone numbers of the authorized negotiators).

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

K.2  TYPE OF BUSINESS ORGANIZATION

K.2.1 The offeror, by checking the applicable box, represents that

     (a)  It operates as:

          [ ]  a corporation incorporated under the laws of the State of:
               _______________

          [ ]  an individual,

          [ ]  a partnership,

          [ ]  a nonprofit organization, or

          [ ]  a joint venture

     (b)  If the offeror is a foreign entity, it operates as:

          [ ]  an individual,

          [ ]  a joint venture, or

          [ ]  a corporation registered for business in ________________________
                                                                (Country)

K.3  CERTIFICATION AS TO COMPLIANCE WITH EQUAL OPPORTUNITY OBLIGATIONS

     Mayor's Order 85-85, "Compliance with Equal Opportunity Obligations in Contract", dated June 10, 1985 and the Office of Human Rights' regulations, Chapter 11, "Equal Employment Opportunity Requirements in Contracts", promulgated August 15, 1986 (4 DCMR Chapter 11.33 DCR 4952) are included as a part of this solicitation and require the following certification for contracts subject to the order. Failure to complete the certification may result in rejection of the offeror for a contract subject to the order. I hereby certify that I am fully aware of the content of the Mayor's Order 85-85 and the Office of Human Rights' regulations, Chapter 11, and agree to comply with them in performance of this contract.

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

Offeror                                 Date
        -----------------------------        -----------------------------------
Name                                    Title
     --------------------------------         ----------------------------------


Signature
          ---------------------------

     Offeror ___ has ___ has not participated in a previous contract or subcontract subject to the Mayor's Order 85-85. Offeror ___ has ___ has not filed a required compliance reports, and representations indicating submission of required reports signed by proposed subofferors. (The above representations need not be submitted in connection with contracts or subcontracts which are exempt from the Mayor's Order.)

K.4  BUY AMERICAN CERTIFICATION

     The offeror hereby certifies that each end product, except the end products listed below, is a domestic end product (See Clause 23 of the SCP, "Buy American Act"), and that components of unknown origin are considered to have been mined, produced, or manufactured outside the United States.

     ________________________________ EXCLUDED END PRODUCTS

     ________________________________ COUNTRY OF ORIGIN

K.5  DISTRICT EMPLOYEES NOT TO BENEFIT CERTIFICATION

     Each offeror shall check one of the following:

          [ ] No person listed in Clause 13 of the SCP, "District Employees Not To Benefit" will benefit from this contract.

          [ ] The following person(s) listed in Clause 13 may benefit from this contract. For each person listed, attach the affidavit required by Clause 13 of the SCP.

          ______________________________________________________________________

          ______________________________________________________________________

K.6  CERTIFICATION OF INDEPENDENT PRICE DETERMINATION

     (a) Each signature of the offeror is considered to be a certification by the signatory that:

          1) The prices in this contract have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any offeror or competitor relating to:

               (i)  those prices

               (ii) the intention to submit a contract, or

               (iii) the methods or factors used to calculate the prices in the contract.

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NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

          2) The prices in this contract have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before contract opening unless otherwise required by law; and

          3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit a contract for the purpose of restricting competition.

     (b) Each signature on the offer is considered to be a certification by the signatory that the signatory:

          1) Is the person in the offeror's organization responsible for determining the prices being offered in this contract, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

          2) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above:

               _________________________________________________________________
               (INSERT FULL NAME OF PERSON(S) IN THE ORGANIZATION RESPONSIBLE FOR DETERMINING THE PRICES OFFERED IN THIS CONTRACT AND THE TITLE OF HIS OR HER POSITION IN THE OFFEROR'S ORGANIZATION);

               (i) As an authorized agent, does certify that the principals named in subdivision (b)(2) have not participated, and will not participate, in any action contrary to subparagraphs
                    (a)(1) through (a)(3) above; and

               (ii) As an agent, has not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through
                    (a)(3) above.

     (c) If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

K.7  TAX CERTIFICATION

     Each offeror must submit with its offer, a sworn Tax Certification Affidavit, incorporated herein as Attachment J.1.

K.8  METROPOLITAN WASHINGTON COUNCIL OF GOVERNMENTS RIDER CLAUSE

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

     USE OF CONTRACT(S) BY MEMBERS COMPRISING THE METROPOLITAN WASHINGTON COUNCIL OF GOVERNMENTS PURCHASING OFFICERS' COMMITTEE.

A. If authorized by the bidder(s) resultant contract(s) will be extended to any or all of the listed members as designated by the bidder to purchase at contract prices in accordance with contract terms.

B. Any member utilizing such contract(s) will place its own order(s) with the successful Contractor. There shall be no obligation on the part of any participating member to utilize the contract(s).

C. A negative reply will not adversely affect consideration of your bid/proposal.

D. It is awarded vendor's responsibility to notify the members shown below of the availability of the Contractor(s).

E. Each participating jurisdiction has the option of executing a separate contract with the awardees. Contracts entered into with a participating jurisdiction may contain general terms and conditions unique to that jurisdiction including, by way of illustration and not limitation, clauses covering minority participation, non-discrimination, indemnification, naming the jurisdiction as an additional insured under any required Comprehensive General Liability policies, and venue. If, when preparing such a contract, the general terms and conditions of a jurisdiction are unacceptable to the awardees, the awardees may withdraw its extension of the award to that jurisdiction.

F. The issuing jurisdiction shall not be held liable for any costs or damages incurred by another jurisdiction as a result of any award extended to that jurisdiction by the awardees.

IN PRICING SECTION OF CONTRACT:

BIDDER'S AUTHORIZATION TO EXTEND CONTRACT:

YES    NO   JURISDICTION
---   ---   ------------
___   ___   Alexandria, Virginia
___   ___   Alexandria Public School
___   ___   Arlington County, Virginia
___   ___   Arlington County Public School
___   ___   Bowie, Maryland
___   ___   College Park, Maryland
___   ___   Culpepper County, Virginia
___   ___   District of Columbia
___   ___   D.C. Public Schools
___   ___   D.C. Water & Sewer Auth.
___   ___   Fairfax, Virginia
___   ___   Fairfax County, Virginia
___   ___   Fairfax County Water Authority
___   ___   Falls Church, Virginia
___   ___   Fauquier City Sch. & Govt., VA
___   ___   Frederick County, Maryland
___   ___   Frederick County, P.S.
___   ___   GAITHERSBURG, MARYLAND
___   ___   Greenbelt, Maryland
___   ___   MD-Nat. Cap. Park & Ping. Comm.

YES    NO   JURISDICTION
---   ---   ------------
___   ___   Met. Wash. Airports Authority
___   ___   Met. Wash. Council of Government
___   ___   Montgomery College
___   ___   Montgomery County, Maryland
___   ___   Mont. County Public Schools
___   ___   Prince George's County, Maryland
___   ___   Prince George's Public School
___   ___   Prince William County, Virginia
___   ___   Prince William
___   ___   Prince William County Ser. Auth.
___   ___   Rockville, Maryland
___   ___   Stafford County, Virginia
___   ___   Takoma Park, Maryland
___   ___   Vienna, Virginia
___   ___   Wash. Metro Area Transit Auth.
___   ___   Wash. Suburban Sanitary Comm.
___   ___   Herndon, Virginia
___   ___   LOUDON COUNTY, VIRGINIA
___   ___   Manassas, Virginia

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NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

SECTION L: INSTRUCTIONS, CONDITIONS AND NOTICES TO OFFERORS

L.1  METHOD OF AWARD

     L.1.1 MOST ADVANTAGEOUS TO THE DISTRICT

          The District reserves the right to accept/reject any/or all proposals resulting from this solicitation. The Contracting Officer may reject all proposals or waive any minor informality or irregularity in proposals received whenever it is determined that such action is in the best interest of the District.

     L.1.3 The District intends, but is not obligated, to award a single contract resulting from this solicitation to the responsible offeror whose offer conforming to the solicitation will be most advantageous to the District, cost or price, technical and other factors, specified elsewhere in this solicitation considered.

     L.1.2 INITIAL OFFERS

          The District may award a contract on the basis of initial offers received, without discussion. Therefore, each initial offer should contain the offeror's best terms from a standpoint of cost or price, technical and other factors.

L.2  PROPOSAL FORM, ORGANIZATION AND CONTENT

     One original and six (6) copies of the written proposals shall be submitted in two parts, titled "Technical Proposal" and "Price Proposal". Proposals shall be typewritten in 12 point font size on 8.5" by 11" bond paper. Telephonic, telegraphic, and facsimile proposals will not be accepted. EACH PROPOSAL SHALL BE SUBMITTED IN A SEAL ENVELOPE CONSPICUOUSLY MARKED:
     "PROPOSAL IN RESPONSE TO SOLICITATION NO. (INSERT SOLICITATION NUMBER, TITLE AND NAME OF OFFEROR)".

     (Offerors are directed to the specific proposal evaluation criteria found in Section M of this solicitation, EVALUATION FACTORS FOR AWARD. The Offeror shall respond to each factor in a way that will allow the District to evaluate the Offeror's response. The Offeror shall submit information in a clear, concise, factual and logical manner providing a comprehensive description of program supplies and services delivery thereof. The information requested below for the technical proposal shall facilitate evaluation and best value source selection for all proposals. The technical proposal must contain sufficient detail to provide a clear AND CONCISE REPRESENTATION OF THE REQUIREMENTS IN SECTION C.)

L.3 PROPOSAL SUBMISSION DATE AND TIME, AND LATE SUBMISSIONS, LATE MODIFICATIONS, WITHDRAWAL OR MODIFICATION OR PROPOSALS AND LATE PROPOSALS

L.3.1 PROPOSAL SUBMISSION

     Proposals must be submitted no later than 3:00 p.m. local time on July 26, 2006. Proposals, modifications to proposals, or requests for withdrawals that are received in the

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NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

     designated District office after the exact local time specified above, are "late" and shall be considered only if they are received before the award is made and one (1) or more of the following circumstances apply:

     (a) The proposal or modification was sent by registered or certified mail not later than the fifth (5th) day before the date specified for receipt of offers;

     (b) The proposal or modification was sent by mail and it is determined by the Contracting Officer that the late receipt at the location specified in the solicitation was caused by mishandling by the District, or

     (c)  The proposal is the only proposal received.

L.3.2 WITHDRAWAL OR MODIFICATION OF PROPOSALS

     An offeror may modify or withdraw its proposal upon written, telegraphic notice, or facsimile transmission if received at the location designed in the solicitation for submission of proposals, but not later than the closing date for receipt of proposals.

L.3.3 POSTMARKS

     The only acceptable evidence to establish the date of a late proposal, late modification or late withdrawal sent either by registered or certified mail shall be a U.S. or Canadian Postal Service postmark on the wrapper or on the original receipt from the U.S. or Canadian Postal Service. If neither postmark shows a legible date, the proposal, modification or request for withdrawal shall be deemed to have been mailed late. When the postmark shows the date but not the hour, the time is presumed to be the last minute of the date shown. If no date is shown on the postmark, the proposal shall be considered late unless the offeror can furnish evidence from the postal authorities of timely mailing.

L.3.4 LATE MODIFICATIONS

     A late modification of a successful proposal, which makes its terms more favorable to the District, shall be considered at any time it is received any may be accepted.

L.3.5 LATE PROPOSALS

     A late proposal, late modification or late request for withdrawal of an offer that is not considered shall be held unopened, unless opened for identification, until after award and then retained with unsuccessful offers resulting from this solicitation.

L.4  EXPLANATION TO PROSPECTIVE OFFERORS

     If a prospective offeror has any questions relative to this solicitation, the prospective offeror shall submit the question in writing to the contact person, identified on page one. The prospective offeror shall submit questions no later than 10 DAYS prior to the closing date and time indicated for this solicitation. The District will not consider any questions received less than 10 days before the date set for submission of proposals. The District

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

     will furnish responses promptly to all other prospective offerors. An amendment to the solicitation will be issued if that information is necessary in submitting offers, or if the lack of it would be prejudicial to any other prospective offerors. Oral explanations or instructions given before the award of the contract will not be binding.

L.5  FAILURE TO SUBMIT OFFERS

     Recipients of this solicitation not responding with an offer should not return this solicitation. Instead, they should advise the Contracting Officer, John Soderberg, 441 4th Street N.W., Suite 700 South, Washington DC, 20001 by letter or postcard whether they want to receive future solicitations for similar requirements. It is also requested that such recipients advise the Contracting Officer, John Soderberg of the reason for not submitting a proposal in response to this solicitation. If a recipient does not submit an offer and does not notify the Contracting Officer, that future solicitations are desired, the recipient's name may be removed from the applicable mailing list.

L.6  RESTRICTION ON DISCLOSURE AND USE OF DATA

L.6.1 Offerors who include in their proposal data that they do not want disclosed to the public or used by the District except for use in the procurement process shall mark the title page with the following legend:

     "This proposal includes data that shall not be disclosed outside the District and shall not be duplicated, used or disclosed in whole or in part for any purpose except for use in the procurement process.

     If, however, a contract is awarded to this offeror as a result of or in connection with the submission of this data, the District will have the right to duplicate, use, or disclose the data to the extent consistent with the District's needs in the procurement process. The restriction does not limit the District's right to use, without restriction, information contained in this proposal if it is obtained from another source. The data subject to this restriction are contained in sheets (insert page numbers or other identification of sheets)."

L.6.2 Mark each sheet of data it wishes to restrict with the following legend:

          "Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal."

L.7  PROPOSALS WITH OPTION YEARS

     The offeror shall include option year prices in its price/cost proposal. An offer may be determined to be unacceptable if it fails to include option year pricing.

L.8  PROPOSAL PROTESTS

     Any actual or prospective offeror or contractor who is aggrieved in connection with the solicitation or award of a contract, must file with the D.C. Contract Appeal Board (Board) a protest no later than 10 business days after the basis of protest is known or

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

     should have been know, whichever is earlier. A protest based on alleged improprieties in a solicitation which are apparent at the time set for receipt of initial proposals shall be filed with the Board prior to the time set for receipt of initial proposals. In procurement in which proposals are requested, alleged improprieties which do not exist in the initial solicitation, but which are subsequently incorporated into the solicitation, must be protested no later than the next closing time for receipt of proposals following the incorporation. The protest shall be filed in writing, with the Contract Appeals Board, 717 14th Street, N.W., Suite 430, Washington, D.C. 20004. The aggrieved person shall also mail a copy of the protest to the Contracting Officer for the solicitation.

L.9  SIGNING OF OFFERS

     The offeror shall sign the offer and print or type its name on the Solicitation, Offer and Award form of this solicitation. Offers signed by an agent shall be accompanied by evidence of that agent's authority, unless that evidence has been previously furnished to the Contracting Officer.

L.10 UNNECESSARILY ELABORATE PROPOSALS

     Unnecessarily elaborate brochures or other presentations beyond those sufficient to present a complete and effective response to this solicitation are not desired and may be construed as an indication of the offeror's lack of cost consciousness. Elaborate artwork, expensive paper and bindings, and expensive visual and other presentation aids are neither necessary nor desired.

L.11 RETENTION OF PROPOSALS

     All proposal documents will be the property of the District and retained by the District, and therefore will not be returned to the offerors.

L.12 PROPOSAL COSTS

     The District is not liable for any costs incurred by the offerors in submitting proposals in response to this solicitation.

L.13 ELECTRONIC COPY OF PROPOSALS FOR FREEDOM OF INFORMATION ACT REQUESTS

     In addition to other proposal submission requirements, the offeror must submit an electronic copy of its proposal, redacted in accordance with any applicable exemptions from disclosure in D.C. Official Code Section 2-534, in order for the District to comply with Section 2-536(b) that requires the District to make available electronically copies of records that must be made public. The District's policy is to release documents relating to District proposals following award of the contract, subject to applicable FOIA exemption under Section 2-534(a)(l).

L.14 ACKNOWLEDGEMENT OF AMENDMENTS

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

     The offeror shall acknowledge receipt of any amendment to this solicitation
     (a) by signing and returning the amendment; (b) by identifying the amendment number and date in the space provided for this purpose in Section A, Solicitation, Offer and Award form; or (c) by letter or telegram including mailgrams. The District must receive the acknowledgement by the date and time specified for receipt of offers. Offerors' failure to acknowledge an amendment may result in rejection of the offer.

L.15 BEST AND FINAL OFFERS

     If, subsequent to receiving original proposals, negotiations are conducted, all offerors within the competitive range will be so notified and will be provided an opportunity to submit written best and final offers at the designated date and time. Best and Final Offers will be subject to the Late Submissions, Late Modifications and Late Withdrawals of Proposals provision of the solicitation. After receipt of best and final offers, no discussions will be reopened unless the Contracting Officer determines that it is clearly in the District's best interest to do so, e.g., it is clear that information available at that time is inadequate to reasonably justify Contractor selection and award based on the best and final offers received. If discussions are reopened, the Contracting Officer shall issue an additional request for best and final offers to all offerors still within the competitive range.

L.16 LEGAL STATUS OF OFFEROR

     Each proposal must provide the following information:

L.16.1 Name, address, telephone number and federal tax identification number of offeror;

L.16.2 A copy of each District of Columbia license, registration or certification that the offeror is required by law to obtain. This mandate also requires the offeror to provide a copy of the executed "Clean Hands Certification" that is referenced in D.C. Official Code Section 47-2862
     (2001), if the offeror is required by law to make such certification. If the offeror is a corporation or partnership and does not provide a copy of its license, registration or certification to transact business in the District of Columbia, the offer shall certify its intent to obtain the necessary license, registration or certification prior to contract award or its exemption from such requirements; and

L.16.3 If the offeror is a partnership or joint venture, the names and addresses of the general partners or individual members of the joint venture, and copies of any joint venture or teaming agreements.

L.18 FAMILIARIZATION WITH CONDITIONS

     Offerors shall thoroughly familiarize themselves with the terms and conditions of this solicitation, acquainting themselves with all available information regarding difficulties which may be encountered, and the conditions under which the work is to be accomplished. Contractors will not be relieved from assuming all responsibility for properly estimating the difficulties and the cost of performing the services required herein

NATURAL GAS/ELECTRICITY                                         POAM-2006-R-0005

     due to their failure to investigate the conditions or to become acquainted with all information, schedules and liability concerning the services to be performed.

L.19 STANDARDS OF RESPONSIBILITY

     The prospective contractor must demonstrate to the satisfaction of the District the capability in all respects to perform fully the contract requirements, therefore, the prospective contractor must submit the documentation listed below, within five (5) days of the request by the District.

L.19.1 Evidence of adequate financial resources, credit or the ability to obtain such resources as required during the performance of the contract.

L.19.2 Evidence of the ability to comply with the required or proposed delivery or performance schedule, taking into consideration all existing commercial and governmental business commitments.

L.19.3 Evidence of the necessary organization, experience, accounting and operational control, technical skills or the ability to obtain them.

L.19.4 Evidence of compliance with the applicable District licensing and tax laws and regulations.

L.19.5 Evidence of a satisfactory performance record, record of integrity and business ethics.

L.19.6 Evidence of the necessary production, construction and technical equipment and facilities or the ability to obtain them.

L.19.7 Evidence of other qualifications and eligibility criteria necessary to receive an award under the applicable laws and regulations.

L.19.8 If the prospective contractor fails to supply the information requested, the Contracting Officer shall make the determination of responsibility or nonresponsibility based upon available information. If the available information is insufficient to make a determination of responsibility, the Contracting Officer shall determine the prospective contractor to be nonresponsible.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1. Contract Number                                Page Of Pages
                                                        ____________________________             1           |           1

2. Amendment/Modification Number  3. Effective Date  4. Requisition/Purchase Req. No.  5. Solicitation Caption
   Amendment #2                      8/16/2006          ____________________________   Natural Gas/Electricity

6. Issued by:                CODE [_______________]  7. Administered by (If other than line 6)

   Office of Contracting and Procurement                Office of Contracting and Procurement
   Group VII                                            Group VII
   441 4th Street, N.W., Suite 700 South                441 4th Street, N.W., Suite 700 South
   Washington, D.C. 20001                               Washington, D.C. 20001

8. Name and Address of Contractor (No. street, city, county, state and zip code)  [X] 9A. Amendment of Solicitation No.
                                                                                          POAM-2006-R-000
                                                                                  [ ] 9B. Dated (See Item 11)

                                                                                  [ ] 10A. Modification of Contract or Order No.

                                                                                  [ ] 10B. Dated (See Item 13)
Code [__________]                                          Facility [__________]           8/11/2006

                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     [ ] is extended. [X] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning 1 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) BY separate letter or fax which includes a reference to the solicitation and amendment number.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED
MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or fax, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If Required)

                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTORS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

     A.   This change order is issued pursuant to (Specify Authority):
          The changes set forth in Item 14 are made in the contract/order no. in item 10A.

     B.   The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation data, etc.) set forth in item 14, pursuant to the authority of 27 DCMR. Chapter 36. Section 3601.2.

     C.   This supplemental agreement is entered into pursuant to authority of:

     D.   Other (Specify type of modification and authority)

E. IMPORTANT: Contractor [ ] is not [X] is required to sign this document and return 1 copies to the issuing office.

14.  Description of Amendment/Modification (Organized by UCF Section headings, including solicitation/contract subject matter where feasible.)

A. Under Section M.1, paragraph 4 this paragraph is amended by the deletion of the last sentence, which states "Multiple awards will not be considered." and replaced with "The District reserves the right to award multiple contracts."

15A. Name and title of signer (Type or Print)        16A. Name of Contracting Officer
                                                     John Soderberg

15B. Name of Contractor   15C. Date Signed           16B. District of Columbia                16C. Date Signed


-----------------------        ------------------    ---------------------------------------       -------------------
            (Signature)                                   (Signature of Contracting Officer)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1. CONTRACT NUMBER                                PAGE OF PAGES
                                                        _____________________________            1           |           2

2. Amendment/Modification Number  3. Effective Date  4. Requisition/Purchase Req. No.  5. Solicitation Caption
   Amendment No. 1                   7/10/07            _____________________________  Natural Gas/Electricity

6. Issued By                 CODE [_______________]  7. Administered by (If other than line 6)
   Office of the Contracting and Procurement            Office of Contracting and Procurement
   Group VII                                            Group VII
   441 4th Street, N.W., Suite 700 South                441 4th Street, N.W., Suite 700 South
   Washington, D.C. 20001                               Washington, D.C. 20001

8. Name And Address Of Contractor (No. Street, county, State and zip code)        [X] 9A. Amendment of Solicitation No.
                                                                                          POAM-2006-R-0005
                                                                                  [ ] 9B. Dated (See Item 11)
                                                                                          7/10/06

                                                                                  [ ] 10A. Modification of Contract/Order No.

Code [__________]                                          Facility [__________]  [ ] 10B. Dated (See Item 13)

                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended [X] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning 1 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) BY separate letter or fax which includes a reference to the solicitation and amendment number.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED
MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or fax, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. Accounting and Appropriation Data (If Required)

                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

     A.   This change order is issued pursuant to (Specify Authority):
          The changes set forth in Item 14 are made in the contract/order no. in item 10A.

     B.   The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 DCMR, Chapter 36, Section 3601.2.

     C.   This supplemental agreement is entered into pursuant to authority of:

     D.   Other (specify type of modification and authority)

E. IMPORTANT: Contractor [ ] is not [X] is required to sign this document and return 1 copies to the issuing office.

14.  Description of Amendment/Modification (Organized by UCF Section headings, including solicitation/contract subject matter where feasible.)

     A. Question:

     Under Section C.1, the RFP reads "The District is requested proposals for the provision of performance-based supply side energy services, which include but are not limited to: performance of real time, online reverse energy auctions, energy acquisition services and energy consultant service. Does this mean that the RFP response can only be in the form of a reverse auction?

     Answer:

     Reverse auction is the only acceptable process that the District will consider.

     B. Question:

     Under Section C.3.1, the RFP states "The RFP must have conducted an energy auction for at least one federal, state or local government client, large and small commercial groups, as well as residential which resulted in energy supply contract awards servicing at least 500 accounts. Is the 500 residential accounts an absolute requirement? or does it suffice that the auction process proposed meets the requirements of the RFP for Governmental groups?

15A. Name and title of signer (Type or Print)        16A. Name of Contracting Officer
                                                     John Soderberg

15B. Name of Contractor  15C. Date Signed            16B. District of Columbia                16C. Date Signed


-----------------------       ------------------     ---------------------------------------       --------------------------
            (Signature)                                   (Signature of Contracting Officer)

AMENDMENT OF SOLICITATION / MODIFICATION OF CONTRACT

Answer

     The District has included residential accounts and a total number of accounts of 500. The District wants some degree of assurance that the Contractor can handle many accounts simultaneously. Generally the government accounts are larger than the residential accounts. The District would like some residential experience.

C. On page 9 of the solicitation Section C.6 Submission of Proposals, Delete the second paragraph. Submission of proposals shall be in accordance with page 25 Section L.2 Proposal Form, Organization and content.

D. E-mail proposals are not acceptable and the due date and time for accepting proposals is 2:00 p.m. on July 26, 2006.

SOLICITATION, OFFER AND AWARD               1. Caption                                            Page of Pages
                                                Natural Gas and Electricity               1             |             33

2. Contract Number  3. Solicitation Number  4. Type of Solicitation          5. Date Issued  6. Type of Market
                                            [ ] Sealed Bid (IFB)                             [X] Open
                                            [X] Sealed Proposals (RFP)                       [ ] Set Aside
                                            [ ] Sole Source                                  [ ] Open with Sub-Contracting Set Aside
                                            [ ] Human Care Agreements
                    POAM-2006-R-0005        [ ] Emergency                       6/26/2006

7. Issued By:                               8. Address Offer To:
Office of Contracting and Procurement       Office of Contracting and Procurement
Group VII                                   Group VII
441 4th Street, NW, Suite 700 South         441 4th Street, NW, Suite 700 South
Washington, DC 20001                        Washington, DC 20001

NOTE: In sealed bid solicitations "offer" and "offeror" means "bid" and "bidder".

                                                            SOLICITATION

9.   Sealed offers in original and 6 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if hand carried to the bid counter located at 441 4th Street, NW, Suite 700 South, Washington, DC until
     3:00 p.m. local time, 26-Jul-06.

CAUTION - Late Submissions, Modifications, and Withdrawals: See 27 DCMR Chapters 15 & 16 as applicable. All offers are subject to all terms and conditions contained in this solicitation.

                             A. Name                     B. Telephone          C. Email Address
10. For Information Contact                      ----------------------------
                                                 (Area Code)  (Number)  (Ext)
                                                 -----------  --------  -----
                             Delorise P. Ragins      202      727-6605         delorise.ragins@dc.gov

                                                        11. Table of Contents

(x) Section             Description              Page No.  (X) Section                           Description                Page No.
--- ------- ------------------------------------ --------  --- ------- ---------------------------------------------------- --------
                  PART I - THE SCHEDULE                                            PART II - CONTRACT CLAUSES
[X]    A    Solicitation/Contract Form               1     [X]    I    Contract Clauses                                        17
[X]    B    Supplies or Services and Price/Cost      2            PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
[X]    C    Specifications/Work Statement            6     [X]    J    List of Attachments                                     21
[X]    D    Packaging and Marking                   12                     PART IV - REPRESENTATIONS AND INSTRUCTIONS
[X]    E    Inspection and Acceptance               13            K    Representations, certifications and other               22
[X]    F    Deliveries or Performance               14     [X]         statements of offerors
[X]    G    Contract Administration Data            15     [X]    L    Instructions, conditions & notices to offerors          26
[X]    H    Special Contract Requirements           16     [X]    M    Evaluation Factors for Award                            32

                                                                OFFER

12.  In compliance with the above, the undersigned agrees, if this offer is accepted within 120 calendar days from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified herein.

13.  Discount for Prompt Payment                 10 Calendar Days %  20 Calendar Days %  30 Calendar Days %  _____ Calendar Days

                                                  Amendment Number          Date          Amendment Number           Date
                                                 ------------------  ------------------  ------------------  -------------------
14.  Acknowledgement of Amendments (The offeror  __________________  __________________  __________________  ___________________
     acknowledges receipt of amendments to the   __________________  __________________  __________________  ___________________
     SOLICITATION):                              __________________  __________________  __________________  ___________________

15A.                                             16.  Name and Title of Person Authorized to Sign Offer/Contract
      Name and   ______________________________
     Address of  ______________________________       __________________________
       Offeror   ______________________________       __________________________

       15B. Telephone         [ ] 15C. Check if remittance address is different from  17. Signature           18. Offer Date
----------------------------      above - Refer to Section G
(Area Code)  (Number)  (Ext)
___________  ________  _____                                                          ----------------------      --------------

                                                AWARD (TO BE COMPLETED BY GOVERNMENT)

19. Accepted as to Items Numbered                20. Amount  21. Accounting and Appropriation
___________________________________________________________
___________________________________________________________

22. Name of Contracting Officer (Type or Print)  23. Signature of Contracting Officer (District of Columbia)  24. Award Date
John Soderberg
               -------------------------------       ------------------------------------------------------       ----------

Government of the District of Columbia               Office of Contracting & Procurement

                              Sol. First Page Offer Award Form - DCOCP-209-V2206